UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 9, 2009

MICHAEL FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-112714	13-4151741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Carlson Parkway, Suite 400, Minnetonka, Minnesota	55305
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 258-4000

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 9, 2009, David S. Johnson informed Michael Foods, Inc. (the “Company”) of his decision to resign as Chief Executive Officer and President of the Company and from the Board of Directors of the Company.

(c) Effective as of April 10, 2009, the Company accepted the resignation of Mr. Johnson and appointed Gregg A. Ostrander, the current Executive Chairman of the Board of Directors of the Company, to act as the Company’s Chief Executive Officer and President. The information regarding Mr. Ostrander set forth in Item 10 – Directors and Executive Officers of the Registrant; Item 11 – Executive Compensation; and Item 13 – Certain Relationships and Related Transactions and Director Independence of the Company’s Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 24, 2009 for the fiscal year ended January 3, 2009 is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2009	By	/s/ Mark W. Westphal
Mark W. Westphal
	Its	Chief Financial Officer, Senior Vice President and Principal Accounting Officer